Intangible Assets, Net - Amortization expenses (Details) ¥ in Thousands, $ in Millions	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Intangible Assets, Net
Amortization expenses	$ 0.5	¥ 3,400	¥ 4,800	¥ 7,400
Estimated amortization expenses
2018		2,700
2019		2,300
2020		1,400
2021		300
2022		¥ 40
Impairment charge against operating rights for licensed games			¥ 87	¥ 3,822